Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

Dated as of August 17, 2010

to

INDENTURE

Dated as of August 17, 2010

Between

DIRECTV HOLDINGS LLC,

and

DIRECTV FINANCING CO., INC.,

as Issuers,

THE GUARANTORS PARTY HERETO

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

3.125% Senior Notes due 2016

4.600% Senior Notes due 2021

6.000% Senior Notes due 2040

i

FIRST SUPPLEMENTAL INDENTURE, dated as of August 17, 2010 (this “Supplemental Indenture”), by and among DIRECTV Holdings LLC (the “Company” or an “Issuer”), a Delaware limited liability company, DIRECTV Financing Co., Inc. (“DIRECTV Financing” or an “Issuer” and together with the Company, the “Issuers”), each of the Guarantors listed on the signature page hereto (together with any additional Subsidiary of the Company that becomes a Guarantor of the Notes (as defined below) following the date hereof, the “Guarantors”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuers and the Guarantors have executed and delivered the Indenture, dated as of August 17, 2010, to the Trustee (the “Indenture”), to provide for the issuance of the Issuers’ debt securities (the “Securities”), to be issued in one or more series;

WHEREAS, pursuant to the terms of the Indenture, the Issuers desire to provide for the establishment of three new series of their Securities under the Indenture to be known as its “3.125% Senior Notes due 2016” (the “3.125% 2016 Notes”), “4.600% Senior Notes due 2021” (the “4.600% 2021 Notes”) and “6.000% Senior Notes due 2040” (the “6.000% 2040 Notes” and, together with the 3.125% 2016 Notes and the 4.600% 2021 Notes, the “Notes”), the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;

WHEREAS, each of the Guarantors desire to provide for Guarantees of each series of Notes on the terms set forth in Article XV of the Indenture;

WHEREAS, the Board of Directors of each of the Issuers by duly adopted resolutions has authorized the proper officers of the Issuers to, among other things, determine the terms of the Securities to be issued under the Indenture and execute any and all appropriate documents necessary or appropriate to effect each such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 901(8) of the Indenture;

WHEREAS, the Issuers have requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of each of the Issuers and the Guarantors, in accordance with its terms, and to make the Notes, when executed by the Issuers and authenticated and delivered by the Trustee, the valid obligations of the Issuers and to make the Guarantees, when the notations of Guarantee to be attached to each Note are executed by the Guarantors and delivered by the Trustee, the valid obligations of the Guarantors have, in each case, been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, the Issuers and the Guarantors covenant and agree, with the Trustee, as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1.            Definition of Terms.  Unless the context otherwise requires:

(a)           each capitalized term defined in the Indenture and not defined herein has the same meaning provided in the Indenture when used in this Supplemental Indenture;

(b)           the singular includes the plural, and vice versa; and

(c)           headings are for convenience of reference only and do not affect interpretation.

ARTICLE 2.

TERMS AND CONDITIONS OF NOTES

Section 2.1.            Designation and Principal Amount.

(a)           There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.125% Senior Notes due 2016,” which is initially limited in aggregate principal amount to $750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 3.125% 2016 Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered).

(b)           There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.600% Senior Notes due 2021,” which is initially limited in aggregate principal amount to $1,000,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 4.600% 2021 Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered).

(c)           There is hereby authorized and established a series of Securities under the Indenture, designated as the “6.000% Senior Notes due 2040,” which is initially limited in aggregate principal amount to $1,250,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 6.000% 2040 Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered).

Section 2.2.            Maturity.

(a)           The Stated Maturity of principal of the 3.125% 2016 Notes shall be February 15, 2016.

(b)           The Stated Maturity of principal of the 4.600% 2021 Notes shall be February 15, 2021.

(c)           The Stated Maturity of principal of the 6.000% 2040 Notes shall be August 15, 2040.

Section 2.3.            Further Issues.  The Company may at any time and from time to time, without the consent of the Holders of any series of the Notes, issue additional Notes of any series.  Any such additional Notes shall have the same ranking, interest rate, maturity date and other terms as the relevant series of the Notes.  Any such additional notes of a series, together with the Notes of the relevant series herein provided for, shall constitute a single series of Securities under the Indenture.

Section 2.4.            Payment.  Principal of and interest on the Notes shall be payable in U.S. dollars in immediately available funds at the office or agency of the Company maintained for such purpose in New York, New York, which shall initially be at an office of the Trustee located at 700 South Flower Street, Suite 500, Los Angeles, CA 90017, Attention:  Corporate Unit; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register at the close of business on the Record Date for such Holder or by wire transfer to an account appropriately designated by the Holder to the Company and the Trustee; and provided, further, that the Company will pay principal of and interest on, the Notes in global form registered in the name of or held by The Depository Trust Company (“DTC”) or such other Depositary as any Officer of the Company may from time to time designate, or its respective nominee, by wire in immediately available funds to such Depositary or its nominee, as the case may be, as the registered holder of such Notes in global form.

Section 2.5.            Global Securities.  Upon the original issuance, the Notes will be represented by Global Securities registered in the name of Cede & Co., the nominee of DTC.  The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 2.6.            Interest.

(a)           The 3.125% 2016 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from August 17, 2010 at the rate of 3.125% per annum, payable semi-annually in arrears.  Interest payable on each Interest Payment Date will include interest accrued from August 17, 2010, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  The Interest Payment Dates on which such interest shall be payable are February 15 and August 15, commencing on February 15, 2011; and the Record Date for the interest payable on any Interest Payment Date is the close of business on February 1 or August 1, as the case may be, next preceding the relevant Interest Payment Date.

(b)           The 4.600% 2021 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from August 17, 2010 at the rate of 4.600% per annum, payable semi-annually in arrears.  Interest payable on each Interest Payment Date will include interest accrued from August 17, 2010, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  The Interest Payment Dates on which such interest shall be payable are February 15 and August 15, commencing on February 15, 2011; and the Record Date for the interest payable on any Interest Payment Date is the close of business on February 1 or August 1, as the case may be, next preceding the relevant Interest Payment Date.

(c)           The 6.000% 2040 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from August 17, 2010 at the rate of 6.000% per annum, payable semi-annually in arrears.  Interest payable on each Interest Payment Date will include interest accrued from August 17, 2010, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  The Interest Payment Dates on which such interest shall be payable are February 15 and August 15, commencing on February 15, 2011; and the Record Date for the interest payable on any Interest Payment Date is the close of business on February 1 or August 1, as the case may be, next preceding the relevant Interest Payment Date.

Section 2.7.            Authorized Denominations.  The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.8.            Redemption and Sinking Fund.

(a)           Sinking Fund.  The Notes shall not be entitled to the benefit of any sinking fund.

(b)           Rights of Holders to Require Repurchase of Notes.  Upon the occurrence of a Change of Control Triggering Event with respect to a series of Notes, the Company shall make an offer (a “Change of Control Offer”) to each Holder of Notes of such series to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder’s Notes of such series at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon to the date of repurchase (the “Change of Control Payment”).  Within 30 days following any Change of Control Triggering Event, the Company shall mail a notice to each Holder of Notes of the applicable series stating:

(i)            that the Change of Control Offer is being made pursuant to this Section 2.8(b);

(ii)           the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 45 days after the date such notice is mailed (the “Change of Control Payment Date”);

(iii)          that any Notes not tendered will continue to accrue interest in accordance with the terms hereof;

(iv)          that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

(v)           that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is unconditionally withdrawing its election to have such Notes purchased;

(vi)          that Holders whose Notes are being purchased only in part will be issued new Notes of such series equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof, and

(vii)         any other information material to such Holder’s decision to tender Notes.

For purposes of this Section 2.8(b):

“Capital Stock” means any and all shares, interests, participations, rights or other equivalents, however designated, of corporate stock or partnership or membership interests, whether common or preferred.

“Change of Control” means the occurrence of any one of the following:

(1)           the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) other than a Parent Company becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock, measured by voting power rather than number of shares;

(2)           the first day on which the majority of the members of the Company’s Board of Directors cease to be Continuing Directors; or

(3)           the adoption of a plan relating to the liquidation or dissolution of the Company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

“Continuing Director” means, as of any date of determination, any member of the Company’s Board of Directors who:

(1)           was a member of such Board of Directors on the date of this Supplemental Indenture; or

(2)           was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A., and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch).  In the event that the Company shall select any other Rating Agency, the equivalent of such ratings by such Rating Agency shall be used.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Parent Company” means each of (a) DIRECTV and (b) any direct or indirect Subsidiary of Parent that owns any of the Company’s Capital Stock.

“Rating Agency” means each of Moody’s, S&P and Fitch, provided, that if any of Moody’s, S&P and Fitch ceases to provide rating services to issuers or investors, the Company may appoint a replacement for such Rating Agency that is reasonably acceptable to the Trustee.

“Ratings Decline” means within 60 days after the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Company or any Parent Company to effect a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) (the “Trigger Period”), the rating of the Notes shall be reduced by at least two Rating Agencies and the Notes shall be rated below Investment Grade by each of the Rating Agencies.  Unless at least two of the three Rating Agencies are providing a rating for the Notes at the commencement of any Trigger Period, the Notes will be deemed to have had a Ratings Decline to below Investment Grade by at least two of the three Rating Agencies during that Trigger Period.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” with respect to any Person, means securities of any class of Capital Stock of such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock or other relevant equity interest has voting power by reason of any contingency) to vote in the election of members of the Board of Directors of such Person.

The Company will not be required to make a Change of Control Offer following a Change of Control Triggering Event if a third party makes a Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth above and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.  Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes required in the event of a Change of Control Triggering Event.

To the extent not inconsistent with the foregoing, the procedures in connection with the repurchase of Notes pursuant to a Change of Control Offer shall be governed by Article XIV of the Indenture except that in lieu of the time periods set forth in the second sentence of Section 1403, the Holders of Notes shall submit their Notes for payment in accordance with the Change of Control Offer.

(c)           Rights of Issuers to Redeem Notes.

(i)            At any time and from time to time the Company may redeem all or any portion of the Notes of any series outstanding at a Redemption Price equal to the greater of:

(x)            100% of the aggregate principal amount of such Notes to be redeemed, and

(y)           an amount equal to the sum of the present values of the remaining scheduled payments of principal of and interest on such Notes to be redeemed (excluding accrued and unpaid interest to the Redemption Date and subject to the right of Holders on the relevant Record Date to receive interest due on the relevant Interest Payment Date) discounted from their scheduled date of payment to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to (i) the Treasury Rate plus 25 basis points in the case of the 3.125% 2016 Notes, (ii) the Treasury Rate plus 30 basis points in the case of the 4.600% 2021 Notes and (iii) the Treasury Rate plus 35 basis points in the case of the 6.000% 2040 Notes, plus, in each of the above cases, accrued and unpaid interest, if any, to such Redemption Date.

For purposes of this clause (c)(i):

“Comparable Treasury Issue” means, the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of a Note being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Note:  (1) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of four such Reference Treasury Dealer Quotations; or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Reference Treasury Dealer” means four primary U.S. Government securities dealers to be selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for any Note, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, at the time of computation, (1) the semi-annual equivalent yield to maturity of the United States Treasury Securities with a constant maturity (as compiled and published in the most recent Federal.  Reserve Statistical Release H.15(519) which has become publicly available at least two Business Days prior to the Redemption Date or, if such Statistical Release is no longer published, any publicly available source of similar market data) for the maturity corresponding to the Comparable Treasury Issue; provided, however, that if no maturity is within three months before or after the Stated Maturity for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.  The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

(ii)           In addition to any redemption permitted pursuant to clause (c)(i) above, at any time and from time to time on or after the date that is three months prior to the Stated Maturity of such series of Notes, the Company may redeem the 4.600% 2021 Notes and/or the 6.000% 2040 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest if any to the Redemption Date.

(iii)          To the extent not specified above, any redemption of any Notes pursuant to this Section 2.8(c) shall be in accordance with the provisions of Article XI of the Indenture.

Section 2.9.           Ranking.  The Notes shall be senior unsecured debt securities of the Issuers, ranking equally with the Issuers’ other unsecured and unsubordinated debt.

Section 2.10.         Appointments.  The Trustee will be the initial Security Registrar and initial Paying Agent for the Notes.

Section 2.11.         Defeasance.  The Company may elect, at its option at any time, pursuant to Section 1301 of the Indenture, to have Section 1302 or Section 1303 in the Indenture, or both, apply to the 3.125% 2016 Notes, the 4.600% 2021 Notes or the 6.000% 2040 Notes, or all, or any principal amount thereof.  Following the exercise of any such option in accordance with such Section in the Indenture with respect to any series of Notes, the provisions of Section 2.8(b) of this Supplemental Indenture shall no longer be applicable to such series of Notes (in addition to the other effects of compliance with such Sections set forth therein).

Section 2.12.         Guarantees.  The Notes shall have the benefit of Guarantees on the terms set forth in Article XV of the Indenture, from each of the Guarantors.

Section 2.13.         Other Modifications to Indenture.

(a)           The following provisions shall apply with respect to amendments without the consents of the Holders of Notes instead of the provisions of Section 901 of the Indenture (and any reference to “Section 901” of the Indenture that is contained in the Indenture as such reference relates to any of the Notes shall be deemed to refer to this Section 2.13(a) of this Supplemental Indenture):

Notwithstanding Section 2.13(a) of the Supplemental Indenture, the Issuers, the Guarantors and the Trustee may amend or supplement the Indenture, this Supplemental Indenture, the Notes of any series and the Guarantees of such Notes or any amended or supplemental indenture without the consent of any Holder of a Note:

(i)            to cure any ambiguity, defect or inconsistency;

(ii)           to provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code);

(iii)          to provide for the assumption of the obligations of the Issuers or any Guarantor to the Holders of the Notes in the case of a merger or consolidation pursuant to Article V or Article XV of the Indenture;

(iv)          to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights of any Holder of the Notes;

(v)           to comply with requirements of the Commission in order to effect or maintain the qualification hereof under the Trust Indenture Act; or

(vi)          to provide for the issuance of additional Securities of any series (including additional Notes) or to make any change that relates only to a series of Securities other than any series of Notes.

(b)           The following provisions shall apply with respect to amendments and waivers requiring the consents of the Holders of Notes instead of the provisions of Section 902 of the Indenture (and any reference to “Section 902” of the Indenture that is contained in the Indenture as such reference relates to any of the Notes shall be deemed to refer to this Section 2.13(b) of this Supplemental Indenture):

The Issuers, the Guarantors and the Trustee may amend or supplement the Indenture as it relates to any series of Notes, the Supplemental Indenture as it relates to any series of Notes, the Notes of any series or the Guarantees of the Notes of any series or any amended or supplemental indenture with the written consent of the Holders of at least a majority of the aggregate principal amount of Notes of such series then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Notes), and any existing Default and its consequences or compliance with any provision hereof or the Notes of such series may be waived with the consent of the Holders of a majority of the aggregate principal amount of Notes of such series then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes).  Notwithstanding the foregoing, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder of Notes):

(i)            reduce the aggregate principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

(ii)           reduce the principal of or change the Stated Maturity of any Note or alter the provisions with respect to the amount of redemption premium on the Notes;

(iii)          reduce the rate of or change the time for payment of interest on any Note;

(iv)          waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes of such series and a waiver of the payment default that resulted from such acceleration);

(v)           make any Note payable in money other than that stated in the Notes;

(vi)          make any change in the provisions of any such agreement relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of or interest on the Notes;

(vii)         waive a redemption payment or mandatory redemption with respect to any Note;

(viii)        amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control Triggering Event after such Change of Control Triggering Event has occurred; or

(ix)          make any change in the foregoing amendment and waiver provisions.

It shall not be necessary for the consent of the Holders of Notes under this Section 2.13(b) to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

After an amendment, supplement or waiver under this Section 2.13(b) becomes effective, the Issuers shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver.  Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver.

ARTICLE 3.

FORM OF NOTES

Section 3.1.           Form of Notes.  The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibits A, B and C hereto.  The form of notation of Guarantee to be attached to each Note shall be as set forth in Exhibit D hereto.

ARTICLE 4.

ORIGINAL ISSUE OF NOTES

Section 4.1.           Original Issue of Notes.  The Notes may, upon execution of this Supplemental Indenture, be executed by the Issuers and delivered to the Trustee for authentication, and the Trustee shall, upon Issuer Order, authenticate and deliver such Notes as in such Issuer Order provided.

ARTICLE 5.

MISCELLANEOUS

Section 5.1.           Ratification of Indenture.  The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided, however, that the provisions of this Supplemental Indenture shall apply solely with respect to the Notes.

Section 5.2.           Trustee Not Responsible for Recitals.  The recitals herein contained are made by the Issuers and the Guarantors and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 5.3.           Governing Law.  This Supplemental Indenture and each Note shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 5.4.           Separability.  In case any one or more of the provisions contained in the Indenture, this Supplemental Indenture or the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Indenture, this Supplemental Indenture or the Notes, but the Indenture, this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 5.5.           Counterparts.  This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

DIRECTV HOLDINGS LLC, as Issuer

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV FINANCING CO., INC., as Issuer

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV, INC., as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV CUSTOMER SERVICES, INC., as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV MERCHANDISING, INC., as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV ENTERPRISES, LLC, as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV OPERATIONS, LLC, as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

LABC PRODUCTIONS, LLC, as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV HOME SERVICES, LLC, as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV PROGRAMMING HOLDINGS I, INC., as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV PROGRAMMING HOLDINGS II, INC., as Guarantor

By:	/s/ J. William Little
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ John A. (Alex) Briffett
	Name:	John A. (Alex) Briffett
	Title:	Authorized Signatory

EXHIBIT A

[FORM OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DIRECTV HOLDINGS LLC
DIRECTV FINANCING CO., INC.

3.125% Senior Notes due 2016

CUSIP No.:

ISIN:

No. A-[ ]	$[ ]

DIRECTV HOLDINGS LLC, a limited liability company duly formed under the laws of the State of Delaware (herein called an “Issuer” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to) and DIRECTV FINANCING

CO., INC., a corporation duly incorporated under the laws of Delaware (herein called “DIRECTV Financing” or an “Issuer” and, together with the Company, the “Issuers”), for value received, hereby each jointly and severally promises to pay to CEDE & CO., or registered assigns, the principal sum of $[                 ]([                          ] DOLLARS) on February 15, 2016, and to pay interest thereon from August 17, 2010 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 of each year, commencing on February 15, 2011, at the rate of 3.125% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.125% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this Note to be duly executed.

Dated:  August 17, 2010

DIRECTV HOLDINGS LLC, as Issuer

By:
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

DIRECTV FINANCING CO., INC., as Issuer

By:
	Name:	J. William Little
	Title:	Senior Vice President and Treasurer

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  August 17, 2010

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
	Name:	John A. (Alex) Briffett
	Title:	Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Issuers (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of August 17, 2010 (as amended or modified from time to time, the “Base Indenture”), and a supplemental indenture relating to such series dated as of August 17, 2010 (as amended or modified from time to time, the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Issuers, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered.  This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $750,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

The Notes of this series may be required to be repurchased by Holders under the circumstances provided in Section 2.8(b) of the Supplemental Indenture and are redeemable at the option of the Company as provided in Section 2.8(c) of the Supplemental Indenture.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Guarantors and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or any part of this 3.125% 2016 Note purchased by the Issuers pursuant to Section 2.8(b) of the Supplemental Indenture, check the box below:

☐                                    Section 2.8(b)

If you want to have only part of the 3.125% 2016 Note purchased by the Issuers pursuant to Section 2.8(b) of the Supplemental Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of
this Note)

Signature Guarantee.

EXHIBIT B

[FORM OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DIRECTV HOLDINGS LLC

DIRECTV FINANCING CO., INC.

4.600% Senior Notes due 2021

CUSIP No.:

ISIN:

No. A-[ ]	$[ ]

DIRECTV HOLDINGS LLC, a limited liability company duly formed under the laws of the State of Delaware (herein called an “Issuer” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to) and DIRECTV FINANCING

CO., INC., a corporation duly incorporated under the laws of Delaware (herein called “DIRECTV Financing” or an “Issuer” and, together with the Company, the “Issuers”), for value received, hereby each jointly and severally promises to pay to CEDE & CO., or registered assigns, the principal sum of $[                 ]([                          ] DOLLARS) on February 15, 2021, and to pay interest thereon from August 17, 2010 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 of each year, commencing on February 15, 2011, at the rate of 4.600% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 4.600% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this Note to be duly executed.

Dated: August 17, 2010

DIRECTV HOLDINGS LLC, as Issuer

By:
		Name:	J. William Little
		Title:	Senior Vice President and Treasurer

DIRECTV FINANCING CO., INC., as Issuer

By:
		Name:	J. William Little
		Title:	Senior Vice President and Treasurer

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: August 17, 2010

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Issuers (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of August 17, 2010 (as amended or modified from time to time, the “Base Indenture”), and a supplemental indenture relating to such series dated as of August 17, 2010 (as amended or modified from time to time, the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Issuers, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered.  This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $1,000,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

The Notes of this series may be required to be repurchased by Holders under the circumstances provided in Section 2.8(b) of the Supplemental Indenture and are redeemable at the option of the Company as provided in Section 2.8(c) of the Supplemental Indenture.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Guarantors and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or any part of this 4.600% 2021 Note purchased by the Issuers pursuant to Section 2.8(b) of the Supplemental Indenture, check the box below:

☐       Section 2.8(b)

If you want to have only part of the 4.600% 2021 Note purchased by the Issuers pursuant to Section 2.8(b) of the Supplemental Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of
this Note)

Signature Guarantee.

EXHIBIT C

[FORM OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DIRECTV HOLDINGS LLC
DIRECTV FINANCING CO., INC.

6.000% Senior Notes due 2040

CUSIP No.:
ISIN:

No. A-[ ]	$[ ]

DIRECTV HOLDINGS LLC, a limited liability company duly formed under the laws of the State of Delaware (herein called an “Issuer” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to) and DIRECTV FINANCING

CO., INC., a corporation duly incorporated under the laws of Delaware (herein called “DIRECTV Financing” or an “Issuer” and, together with the Company, the “Issuers”), for value received, hereby each jointly and severally promises to pay to CEDE & CO., or registered assigns, the principal sum of $[                 ]([                          ] DOLLARS) on August 15, 2040, and to pay interest thereon from August 17, 2010 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 of each year, commencing on February 15, 2011, at the rate of 6.000% per annum, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 6.000% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this Note to be duly executed.

Dated:  August 17, 2010

DIRECTV HOLDINGS LLC, as Issuer

By:
Name: J. William Little
Title: Senior Vice President and Treasurer

DIRECTV FINANCING CO., INC., as Issuer

By:
Name: J. William Little
Title: Senior Vice President and Treasurer

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  August 17, 2010

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Issuers (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of August 17, 2010 (as amended or modified from time to time, the “Base Indenture”), and a supplemental indenture relating to such series dated as of August 17, 2010 (as amended or modified from time to time, the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Issuers, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered.  This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $1,250,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

The Notes of this series may be required to be repurchased by Holders under the circumstances provided in Section 2.8(b) of the Supplemental Indenture and are redeemable at the option of the Company as provided in Section 2.8(c) of the Supplemental Indenture.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Guarantors and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or any part of this 6.000% 2040 Note purchased by the Issuers pursuant to Section 2.8(b) of the Supplemental Indenture, check the box below:

☐       Section 2.8(b)

If you want to have only part of the 6.000% 2040 Note purchased by the Issuers pursuant to Section 2.8(b) of the Supplemental Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of
this Note)

Signature Guarantee.

EXHIBIT D

FORM OF NOTATION OF GUARANTEE

Each of the undersigned and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally (i) guarantee the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (together the “Issuers”) to the Holders or the Trustee all in accordance with the terms set forth in Article XV of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, guarantee that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Capitalized terms used herein have the meanings assigned to them in the Indenture and the Supplemental Indenture unless otherwise indicated.

No director, owner, officer, employee, incorporator or stockholder of any Guarantor or any of its Affiliates, as such, shall have any liability for any obligations of such Guarantor or any of its Affiliates under this guarantee by reason of his or its status as such.  This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

THE TERMS OF ARTICLE XV OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

[NAME OF GUARANTOR]

By:
Name:
Title:

D-1